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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K
                               Current Report

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  March 4, 1998

                        AT&T CAPITAL CORPORATION

A Delaware                 Commission File             I.R.S. Employer
Corporation                  No. 1-11237               No. 22-3211453

              44 Whippany Road, Morristown, New Jersey 07962-1983

                        Telephone Number (201) 397-3000




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                                              Form 8-K March 4, 1998

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

     On March 4, 1998, AT&T Capital Corporation's (the "Company") Board of Directors dismissed Arthur Andersen LLP as the Company's independent public accountants and appointed Ernst & Young LLP to serve as the Company's independent public accountants for the year 1998. Arthur Andersen LLP will continue to serve as the Company's independent public accountants for 1997.

        We have been informed by Arthur Andersen LLP's that their auditors report on the Company's financial statements for the year ended December 31, 1997 will not contain an adverse opinion or a disclaimer of opinion and will not be qualified or modified as to uncertainty, audit scope, or accounting principles. During the last fiscal year ended December 31, 1997 and during the period from January 1, 1998 through March 4, 1998, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) would have caused Arthur Andersen LLP to make reference to the subject matter of such disagreements in connection with its auditors report.




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                                              Form 8-K March 4, 1998

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

               16.    Letter on change in certifying accountants-
                      To the Securities and Exchange Commission from Arthur Andersen LLP, dated March 4, 1998.





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                                              Form 8-K March 4, 1998

                                SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         AT&T CAPITAL CORPORATION

                                             Thomas G. Adams

                                         By: Thomas G. Adams
                                             Controller
                                             Chief Accounting Officer

March 6, 1998



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                                              Form 8-K March 4, 1998

                                  EXHIBIT INDEX

Exhibit No.

               16. Letter on change in certifying accountants- To the Securities and Exchange Commission from Arthur Andersen LLP, dated March 4, 1998.


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